UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SomaLogic, Inc.

(Name of Registrant as Specified in its Charter)

Madryn Asset Management, LP

Madryn Health Partners, LP

Madryn Health Partners (Cayman Master), LP

Madryn Health Advisors, LP

Madryn Health Advisors GP, LLC

Madryn Select Opportunities, LP

Madryn Select Advisors, LP

Madryn Select Advisors GP, LLC

Avinash Amin

(Name Of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On January 3, 2024, Madryn Asset Management, LP (collectively with its affiliates, “Madryn”) sent the below email to stockholders in connection with SomaLogic, Inc.’s (“SomaLogic”) special meeting of stockholders (the “Special Meeting”). The email attached a copy of the transcript for the Preliminary Injunction Hearing in Gold v. SomaLogic, C. A. No. 202-1249-SG, a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.

From: Avinash Amin

Sent: Wednesday, January 3, 2024 7:49 PM

To: [_____]

Subject: SomaLogic

[_____],

the transcript of today’s court proceedings in Delaware has been released. I have attached it. I would refer you to the following:

Page 28: references a deck from PWP, SomaLogic’s bank, indicating the company has time to consider its M&A options. This was not disclosed by the company in its filings;

Pages 33-34: the company acknowledges the inaccuracies of its disclosures around the Casdin recusal;

Page 49: the company says it can’t disclose all the PWP slides. Why can the company not disclose the report made by its own banker to the board?

Page 51: the company claims Madryn has made all this known to shareholders. This is not true—Madryn is still learning about poor, inaccurate disclosures and conflicts at this very moment.

Page 52: the company acknowledges there is little risk to delaying the vote and the deal.

We recognize the hour is late and believe this reflects poor process and governance on this merger proposal. How can shareholders vote without proper disclosure? We continue to strongly urge shareholders to vote AGAINST.

Thanks and have a good evening.

Avi

Avinash Amin, M.D.

Madryn Asset Management, LP

330 Madison, 33rd Floor

New York, NY 10017

E: [_____]

C: [_____]

2

IMPORTANT ADDITIONAL INFORMATION

Madryn Asset Management, LP, Madryn Health Partners, LP, Madryn Health Partners (Cayman Master), LP, Madryn Health Advisors, LP, Madryn Health Advisors GP, LLC, Madryn Select Opportunities, LP, Madryn Select Advisors, LP, Madryn Select Advisors GP, LLC and Avinash Amin (collectively, the “Participants”) are participants in the solicitation of proxies from the stockholders of SomaLogic in connection with the Special Meeting. On December 18, 2023, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying GREEN Proxy Card in connection with their solicitation of proxies from the stockholders of SomaLogic for the Special Meeting. MADRYN STRONGLY ADVISES ALL STOCKHOLDERS OF SOMALOGIC TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING GREEN PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN SOMALOGIC, BY SECURITY HOLDINGS OR OTHERWISE. The definitive proxy statement and an accompanying GREEN Proxy Card will be furnished to some or all SomaLogic stockholders and is, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Madryn Asset Management, LP.

3

Exhibit 1

1

IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

DR. LARRY GOLD and DR. JASON :
CLEVELAND, on behalf of themselves and :
all similarly situated stockholders :
of SomaLogic, Inc., :
:
Plaintiffs, :
:
v	: C. A. No.
: 2023-1249-SG
SOMALOGIC, INC., ELI CASDIN, TROY COX, :
KATHY HIBBS, THOMAS CAREY, :
TYCHO PETERSON, JASON RYAN, :
RICHARD POST, ANN MARGULIES, :
ROBERT BARCHI, CASDIN CAPITAL, LLC, :
and STANDARD BIOTOOLS INC., :
:
Defendants. :

- - -

Chancery Courtroom No. 12A
Leonard L. Williams Justice Center
500 North King Street
Wilmington, Delaware
Wednesday, January 3, 2024
1:07 p.m.

- - -

BEFORE: HON. SAM GLASSCOCK III, Vice Chancellor

- - -

PRELIMINARY INJUNCTION HEARING

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

CHANCERY COURT REPORTERS
New Castle County Courthouse
500 North King Street - Suite 11400
Wilmington, Delaware 19801
(302) 255-0524

2

1	APPEARANCES:

2	E. WADE HOUSTON, ESQ.
CHRISTOPHER FITZPATRICK CANNATARO, ESQ.
3	Abrams & Bayliss LLP
-and-
4	PETER L. WELSH, ESQ.
of the Massachusetts Bar
5	Ropes & Gray LLP
for Plaintiffs

6

T. BRAD DAVEY, ESQ.
7	NICHOLAS D. MOZAL, ESQ.
MEGAN R. THOMAS, ESQ.
8	Potter, Anderson & Corroon LLP
-and-
9	CATHERINE D. KEVANE, ESQ.
of the California Bar
10	Fenwick & West LLP
for Defendants SomaLogic, Inc. Troy Cox,
11	Kathy Hibbs, Thomas Carey, Tycho Peterson,
Jason Ryan, Richard Post, Anne Margulies,
12	and Robert Barchi

13

D. McKINLEY MEASLEY, ESQ.
14	PHILLIP REYTAN, ESQ.
ERIC S. KLINGER- WILENSKY, ESQ.
15	Morris, Nichols, Arsht & Tunnell LLP
Mintz, Levin, Cohn, Ferris, Glovsky and Popeo,
16	P. C.
for Defendant Standard BioTools Inc.

17

18	RAYMOND J. DiCAMILLO, ESQ.
NOAH H. BROWN, ESQ.
19	Richards, Layton & Finger, P.A.
for Defendants Eli Casdin and
20	Casdin Capital, LLC

21

22	- - -

23

24

CHANCERY COURT REPORTERS

3

1	THE COURT: Good afternoon, and happy

2	new year.

3	ATTORNEY DAVEY: Good afternoon,

4	Your Honor. Brad Davey, Potter, Anderson & Corroon.

5	We’re going to do some introductions before turning

6	the mic over to the plaintiffs.

7	THE COURT: That would be appropriate.

8	ATTORNEY DAVEY: I’m here on behalf of

9	SomaLogic and the individual directors other than

10	Mr. Casdin.

11	With me at counsel’s table is my

12	colleague from Fenwick & West, Catherine Kevane; my

13	colleague Nick Mozal; and my colleague Megan Thomas.

14	I should note that I’m also able, for

15	the first time, to introduce Mr. Mozal as my partner.

16	We are very, very pleased to have him. He was

17	well-trained by your colleague, Vice Chancellor Zurn,

18	and we’re happy to have him here as a partner.

19	THE COURT: That’s wonderful.

20	Congratulations.

21	ATTORNEY MOZAL: Thank you,

22	Your Honor.

23	THE COURT: Good afternoon.

24	ATTORNEY DiCAMILLO: Good afternoon,

CHANCERY COURT REPORTERS

4

1	Your Honor. Happy new year.

2	Ray DiCamillo for Eli Casdin and

3	Casdin Capital. Here with me this afternoon from my

4	office, Noah Brown.

5	THE COURT: Welcome.

6	ATTORNEY MEASLEY: Good afternoon,

7	Your Honor.

8	THE COURT: Good afternoon.

9	ATTORNEY MEASLEY: Mac Measley from

10	Morris Nichols on behalf of Standard BioTools. With

11	me is my colleague, Phil Reytan.

12	THE COURT: Welcome.

13	ATTORNEY MEASLEY: We even dragged

14	along Mr. Eric Klinger-Wilensky.

15	THE COURT: Thank you.

16	Good afternoon.

17	ATTORNEY HOUSTON: Good afternoon,

18	Your Honor. Wade Houston and Chris Cannataro from

19	Abrams & Bayliss --

20	THE COURT: Pleasure to see you.

21	ATTORNEY HOUSTON: -- for the

22	plaintiffs, and Peter Welsh from Ropes & Gray.

23	THE COURT: Welcome, Mr. Welsh.

24	ATTORNEY WELSH: Good afternoon,

CHANCERY COURT REPORTERS

5

1	Your Honor. Thank you.

2	ATTORNEY HOUSTON: With Your Honor’s

3	permission, I’ll give Mr. Welsh the mic.

4	THE COURT: That’s fine. I’m happy to

5	hear it.

6	ATTORNEY WELSH: Good afternoon,

7	Your Honor.

8	First of all, let me thank Your Honor

9	for accommodating us so soon after the new year on

10	this schedule. I think it’s not how any of us would

11	have chosen to spend the year-end holidays. We

12	greatly appreciate it.

13	THE COURT: Well, you’ve kept me

14	somewhat busy over the last few days, but I suspect

15	it’s nothing compared to the effort that has been put

16	in by the attorneys.

17	So I appreciate your taking time out

18	of your families’ schedules to create a record for me

19	here today.

20	ATTORNEY WELSH: Appreciate that,

21	Your Honor. It has been a busy holiday season for all

22	of us. And thank you also, Your Honor, for

23	accommodating us up here in Wilmington. That

24	certainly made it easier for all of us.

CHANCERY COURT REPORTERS

6

1	Your Honor, I’d like to begin, if I

2	may, by handing up some materials to the Court --

3	THE COURT: You may.

4	ATTORNEY WELSH: -- that I intend to

5	start my presentation with. These materials have been

6	provided to defendants and the relevant third parties.

7	Your Honor, what’s been handed up is

8	excerpts from the merger proxy, both the original

9	merger proxy and the supplemental merger proxy filed

10	on December, I believe, 21st, and an excerpt from an

11	affidavit submitted in the case by Dr. Roy Smythe, who

12	is the former CEO of SomaLogic.

13	And then lastly is a slide from a

14	PowerPoint deck or a brochure of some sort that

15	SomaLogic disseminated to stockholders this morning,

16	Your Honor. And I’d like to begin with this because

17	it goes to a key alleged misrepresentation in our

18	case, and it’s also relevant breaking news,

19	Your Honor.

20	A key material misrepresentation that

21	we challenged in our motion is the company’s

22	representation that Eli Casdin, board member of

23	SomaLogic and the principal of Casdin Capital, who’s

24	also a significant stockholder, and Eli Casdin is a

CHANCERY COURT REPORTERS

7

1	director at Standard BioTools, the counterparty in the

2	proposed deal. The representation that Mr. Casdin is

3	a board member of SomaLogic recused himself from “any

4	discussions” and from all “deliberations related to

5	Standard during Transaction Committee or Board

6	meetings prior to June 16 [of] 2023.”

7	The key allegation in our complaint in

8	this action is that during the penultimate effort to

9	pursue a SomaLogic Standard merger in 2002 that

10	ultimately failed and that we allege led to the board

11	reset that occurred in March of ‘23 to install new

12	directors who were loyal to, beholden to, and willing

13	to act in the interest of Mr. Casdin and Casdin

14	Capital, that Mr. Casdin did not recuse himself during

15	that 2022 process.

16	To moot that claim that Mr. Casdin did

17	not recuse himself from the 2022 process, the company

18	made two supplemental disclosures in the amended

19	proxy. Those supplemental disclosures are in the

20	second page of the demonstrative that has been

21	provided to Your Honor.

22	In the first of those disclosures, the

23	company said that “Eli Casdin served on the SomaLogic

24	Transaction Committee during this period” -- and “this

CHANCERY COURT REPORTERS

8

1	period” refers to the 2022 period -- “(and until

2	SomaLogic received the June 16 Proposal, as

3	defined[]), but recused himself from any discussions

4	related to Standard BioTools.”

5	The second supplemental disclosure at

6	the bottom of the second page, also referring to the

7	2022 process, says, “Eli Casdin recused himself from

8	all deliberations of the SomaLogic Transaction

9	Committee related to Standard BioTools during this

10	period. ”

11	Dr. Smythe, who was then both the CEO

12	of SomaLogic and also a member of the 2022 transaction

13	committee, submitted sworn testimony in this case,

14	Your Honor, in which he says at paragraph 16 of his

15	affidavit, “Mr. Casdin did not willingly recuse

16	himself from any Board or Transaction Committee

17	meetings that involved a discussion regarding a

18	potential transaction Standard, even while the

19	Transaction Committee was exploring [the] potential

20	transaction with Standard; indeed, he recused himself

21	from only one meeting -- in which diligence of

22	Standard was discussed, and then only at the

23	insistence of SomaLogic’s General Counsel. ”

24	So Mr. -- I’m sorry. Dr. Smythe’s

CHANCERY COURT REPORTERS

9

1	sworn testimony is directly contrary to the

2	supplemental disclosures contained in the company’s

3	operative merger proxy.

4	Dr. Smythe’s sworn testimony is also

5	unrebutted by the defendants in this case. The

6	defendants have submitted no evidence that contradicts

7	Dr. Smythe’s testimony with respect to Mr. Casdin’s

8	recusal during the 2022 process. They’ve, in fact,

9	withheld from us documents we sought under our books

10	and records request covering the period during which

11	the 2022 process played out and have denied us access

12	to board minutes, committee minutes, board books,

13	other materials, formal board materials relating to

14	that time period. They have submitted no affidavit

15	that contradicts Dr. Smythe’s testimony. They didn’t

16	seek to depose Dr. Smythe to test the veracity of his

17	statements. So Dr. Smythe’s testimony on this point

18	is entirely unrebutted by the evidence before

19	Your Honor at this stage in the proceedings.

20	The “breaking news” part of it,

21	Your Honor, is yesterday the company filed a press

22	release, and this morning they reduced the press

23	release to this snazzy slide, brochure, whatever, that

24	is the fourth page of what’s been handed to

CHANCERY COURT REPORTERS

10

1	Your Honor.

2	And this is the company’s advocacy

3	piece currently for stockholders to vote in favor of

4	the merger. And it says, “Calling All SomaLogic

5	Stockholders.

6	“Vote ‘FOR’ [] [the] Merger ....”

7	And then it gives on a left-hand side

8	the benefits of the proposed combination with Standard

9	BioTools, and on the right side it gives the company’s

10	version of the “Independent [] Deliberative Board

11	Process” that was supposedly followed here.

12	And you’ll see, Your Honor, we’ve

13	highlighted at the fourth bullet on the right-hand

14	side, reads, “The Board conducted an independent

15	review. An independent board member, who also has an

16	investment in Standard BioTools, was recused from all

17	discussions regarding the potential transaction with

18	Standard BioTools. “ And “all” is highlighted, and

19	that’s the company’s highlighting in this report.

20	I’ll note, Your Honor, that the

21	independent board member, we believe, is Mr. Casdin;

22	but consistent with the broader tenor of the

23	disclosures here, it’s vague on that. And we’re

24	pretty sure they’re referring to Mr. Casdin here,

CHANCERY COURT REPORTERS

11

1	which is also an odd way to refer to Mr. Casdin in

2	connection with this merger transaction as a,

3	quote/unquote, independent board member.

4	But this -- the reason we’ve presented

5	this to Your Honor as breaking news is this, I think,

6	clearly demonstrates the materiality of this fact and

7	the materiality of the company’s representations with

8	respect to Mr. Casdin’s recusal. It’s one of only

9	four reasons the company is recommending to

10	stockholders on a process basis that they approve the

11	transaction. And based on the unrebutted affidavit of

12	Dr. Smythe, it’s clearly false.

13	Your Honor, we submit on the basis of

14	this claim alone, we have shown a substantial

15	likelihood of success on the merits on a material

16	disclosure violation in the company’s merger proxy.

17	Your Honor, from the beginning of this

18	case, plaintiffs have pursued this action on the

19	theory that, after two unsuccessful attempts to

20	improperly force a merger of SomaLogic and Standard,

21	including during the 2022 process I just referenced,

22	defendant Casdin Capital and Eli Casdin orchestrated

23	the removal of three directors who opposed the deal

24	and were independent of Eli Casdin, and also not

CHANCERY COURT REPORTERS

12

1	viewed by Casdin as sufficiently loyal to Casdin, and

2	that Casdin, using his role at the nom & gov committee

3	and using his co-director, Troy Cox, with whom he has

4	longstanding historical, thick financial and

5	professional relationships, stacked the board with new

6	directors who also have longstanding affiliations with

7	Casdin and economic ties to Casdin, and that he did

8	that in order that those four directors, three of whom

9	went on to the transaction committee in March of 2023,

10	would pursue the merger between SomaLogic and

11	Standard.

12	These so-called board reset

13	allegations were at the hard core of the so-called

14	director claim alleged in our complaint in our opening

15	brief and in our reply brief on the motion to

16	expedite, and they’re a focus for our motion for

17	preliminary injunction here as well. Your Honor, just

18	a few cites in the complaint.

19	These facts are alleged at paragraphs

20	20 through 24, paragraph 31, paragraph 45, paragraphs

21	46 through 47, 48, 51 through 52, and 64.

22	On the motion to expedite this core

23	director claim, including the board reset, is

24	addressed at paragraph 7, 14 through 19, 34 through

CHANCERY COURT REPORTERS

13

1	35, and then on our reply brief on the motion to

2	expedite to paragraphs 2, 13, and 15.

3	I raise this, Your Honor, because the

4	defendants have made the point that this is a

5	constantly shifting disclosure claim that we’ve

6	raised, and it’s not.

7	This issue on the board recusal point

8	goes back to the very beginning of our complaint, has

9	been at the core of our efforts to expedite and seek

10	to enjoin this transaction on the basis of the

11	misleading disclosures.

12	Paragraphs 14 through 15 of our

13	opening brief on the motion to expedite capture the

14	relevant factual allegations. There we noted that in

15	early 2022, Casdin commenced efforts to merge

16	SomaLogic with Standard. Casdin served both on the

17	Standard special committee and SomaLogic transaction

18	committee.

19	During this period, Dr. Roy Smythe

20	served as SomaLogic’s CEO and opposed the merger with

21	Standard. After two unsuccessful rounds of merger

22	discussions with Standard lasting through fall of

23	2022, Casdin told Smythe that their business

24	relationship was over and that Smythe should no longer

CHANCERY COURT REPORTERS

14

1	expect Casdin’s support as CEO.

2	On March of 20 -- March 28, 2023,

3	SomaLogic announced the resignation of Smythe as CEO

4	and as a member of the board; the, quote/unquote,

5	“retirement of two independent Board members

6	(including at least one strong opponent of merging

7	with Standard), and the appointment of four new Board

8	members: defendants Carey, Ryan, Peterson, and

9	Hibbs “ That’s from our motion to expedite,

10	Your Honor, back in December.

11	And these core factual allegations

12	support the inference, we believe, of a breach of

13	fiduciary duty of loyalty by the director defendants,

14	including Defendants Casdin and Cox, in orchestrating

15	the removal of the prior directors and installing

16	directors loyal to Casdin.

17	At the time we filed our complaint and

18	motion to expedite, little did we know, Your Honor,

19	how bad the facts were. Since the hearing on our

20	motion to expedite, plaintiffs were able to talk with

21	the former CEO of SomaLogic, Dr. Smythe. And

22	Dr. Smythe told us he was willing to provide an

23	affidavit, which we filed in support of the pending

24	motion for a preliminary injunction.

CHANCERY COURT REPORTERS

15

1	In his affidavit, Dr. Smythe states

2	that in 2022, the board created a transaction

3	committee in part to review a potential merger with

4	Standard that Casdin was advocating for. Smythe and

5	the initial transaction committee did not believe a

6	merger with Standard was in the company’s best

7	interests.

8	Far from being recused as stated in

9	the company’s disclosures, Casdin was an active

10	participant in transaction committee meetings during

11	deliberations over a transaction with Standard. And

12	the prior transaction committee, after deliberations

13	and after diligence on Standard, formally voted to

14	reject pursuing a merger with Standard. That’s all in

15	the Smythe affidavit.

16	Dr. Smythe further testified in his

17	affidavit that his opposition to a Standard merger led

18	Casdin to target him and undermine him because of his

19	lack of support for the merger. Thereafter, Cox --

20	Defendant Cox, as executive chair of the board,

21	demanded that Smythe resign as CEO and as a member of

22	the board.

23	Two other independent directors,

24	Messrs. Willis and Meisel, similarly posed a Standard

CHANCERY COURT REPORTERS

16

1	transaction, according to Dr. Smythe. Like

2	Dr. Smythe, Lillis and Meisel left the board at the

3	exact same time as Dr. Smythe, March of ‘23, because

4	of their unwillingness to support Casdin’s pursuit of

5	a merger with Standard.

6	Critically, Your Honor, none of these

7	facts have been disclosed to the company’s

8	stockholders. Equally critical, Smythe’s testimony is

9	entirely --

10	THE COURT: Some of them have been

11	disclosed.

12	ATTORNEY WELSH: The key facts --

13	sorry.

14	THE COURT: Their leaving the board

15	has been disclosed. Cox’s resignation was disclosed,

16	I believe.

17	What’s not been disclosed is your

18	theory that is supported by the affidavit, admittedly,

19	that there’s a relationship between their rejection of

20	a transaction in 2022 and their resignation with the

21	board; correct?

22	ATTORNEY WELSH: I would say to reduce

23	it to factual matters, Your Honor, what’s not been

24	disclosed is that the company’s CEO, board member, and

CHANCERY COURT REPORTERS

17

1	a member of the transaction committee and two

2	independent director members of the transaction

3	committee opposed a merger with Standard in 2022 and

4	took a formal vote to terminate the process of

5	pursuing a merger with Standard in 2022.

6	So just to try and distill it down to

7	basic facts, we think that’s purely factual

8	information. And that factual information -- key

9	factual information has not been disclosed in the

10	merger proxy. The other key factual -- piece of

11	factual information that has not been disclosed in the

12	merger proxy is that Defendant Cox demanded the

13	resignation of CEO Smythe as CEO and a member of the

14	board.

15	THE COURT: I said “Cox” a minute ago.

16	I meant “Smythe.”

17	ATTORNEY WELSH: You did mean

18	“Smythe.” I understood who you were referring to

19	before, Your Honor.

20	Yeah, so Dr. Cox -- or Defendant

21	Cox -- Defendant Cox demanded the resignation of

22	Dr. Smythe after the transaction committee voted to

23	terminate the pursuit of the Standard deal and because

24	of Dr. Smythe’s opposition to the Standard deal.

CHANCERY COURT REPORTERS

18

1	And Dr. Smythe also testifies that he

2	infers that Director Lillis and Director Meisel

3	resigned in March of 2023 because of their

4	unwillingness to serve based on their opposition to

5	the merger and Casdin’s relentless advocacy and

6	pressure for the merger.

7	As I mentioned before, Your Honor,

8	Smythe’s testimony is entirely unrebutted by

9	defendants. I won’t go over it again. There are

10	documents. There’s no testimony. They didn’t depose

11	him to challenge the veracity of the statements. That

12	affidavit stands uncontested, we think, under -- we’ve

13	cited Grand Metro v. Pillsbury, Greene v. Dunhill,

14	that an uncontested affidavit at this stage in the

15	proceedings -- and, also, Greene v. Dunhill was a

16	summary judgment decision. An uncontested affidavit

17	is entitled to deference and entitled to credibility,

18	and that’s what we submit -- this case with

19	Dr. Smythe’s affidavit here.

20	And, also, Your Honor, citing

21	Smith v. Van Gorkom, if there were evidence rebutting

22	Dr. Smythe’s testimony, we would have expected the

23	company to come forward with that evidence at this

24	point, and it hasn’t.

CHANCERY COURT REPORTERS

19

1	The absence of any evidence rebutting

2	Smythe’s testimony supports only one of two

3	inferences. In our view, Your Honor, there is no

4	evidence; or the evidence is adverse to defendants’

5	case. In either case, Smythe’s uncontested affidavit

6	should be fully credited at this stage by the Court,

7	we submit, respectfully, Your Honor.

8	The Smythe affidavit, we’ve covered

9	this a little bit, but it does demonstrate, we

10	believe, six misrepresentations. The first is the

11	Casdin recusal from the 2022 misrepresentation, again,

12	clearly material based on the company’s proxy

13	materials today; and then the Smythe/Willis/Meisel

14	opposition to the transaction, their formal vote to

15	terminate pursuit of the transaction; and their

16	departure from the company following their opposition

17	to the transaction. Those facts, we believe, need to

18	be disclosed, both as a matter of Delaware law and

19	we’ve also cited to Section 502 of Item 8- K under the

20	federal securities laws.

21	Your Honor, under the Securities and

22	Exchange Act, when a director leaves based on a

23	disagreement with the company, the company is

24	obligated under Item 8-K to disclose the nature of

CHANCERY COURT REPORTERS

20

1	that disagreement, and that didn’t happen here in the

2	case of Dr. Smythe or Messrs. Willis or Meisel.

3	I’ll turn now to the director

4	independence claims, Your Honor, which those focus on,

5	as Your Honor may recall, whether the new directors

6	coming on the board and Defendant Cox, who was on the

7	board, properly disclosed to the other board members

8	their relationships with Mr. Casdin and Casdin

9	Capital.

10	And, Your Honor, it’s clear now from

11	the supplemental proxy, it’s clear now from the board

12	materials and minutes that we’ve reviewed, and it’s

13	also clear now from Defendant Ryan’s testimony that

14	the directors did not disclose their relationships

15	with, interests in, and ties to Mr. Casdin,

16	Casdin Capital, and its affiliated companies until a

17	meeting on October 1st of this year.

18	So at no time when they joined the

19	board in March of 2023 and at no time they joined the

20	transaction committee was there a disclosure that we

21	have these relationships with Eli Casdin. In the case

22	of Defendant Ryan, he was leaving a full-time

23	executive chair position as GeneDx. He went to sort

24	of part time at GeneDx as executive chair making over

CHANCERY COURT REPORTERS

21

1	$3 million in compensation while Mr. Casdin was on the

2	comp committee of GeneDx.

3	He went over to SomaLogic to become

4	the executive chair, at SomaLogic to make compensation

5	in excess of $ 2 million. And he didn’t disclose to

6	his fellow directors that he had a prior relationship

7	with Mr. Casdin involving a multi-million-dollar

8	executive chair position at a company that Casdin was

9	an investor in, was on the board of, and was on the

10	comp committee on -- while Ryan was serving as

11	executive chair. None of that was disclosed at the

12	beginning of the process.

13	Similarly, Mr. Cox’s $1 million

14	investment in Casdin Capital, Cox, who’s represented

15	to be an independent director, actually had an

16	investment of a million dollars in Eli Casdin’s firm.

17	It’s unclear whether that was in a fund of Casdin

18	Capital or in the general partner or management

19	company of Casdin Capital. If it was in a fund, it’s

20	unclear whether it was in a fund that held the

21	Standard investment or a different fund. Whatever the

22	case may be, that million-dollar investment by

23	Troy Cox in Casdin’s business was not disclosed to the

24	board until October 1 of 2023.

CHANCERY COURT REPORTERS

22

1	And, by the way, the only reason the

2	disclosures occurred on October 1 of 2023 is because

3	our client sent a letter on September 30 to the

4	company saying we understand there may be a

5	consideration -- a transaction under consideration

6	involving Standard, and you should be aware that we

7	know of some potential conflicts involving these

8	directors and Eli Casdin, not all of the conflicts

9	that have now been disclosed, but some of them, and

10	that clearly triggered this discussion at the

11	October 1 board meeting of the various directors’

12	interests in Casdin Capital.

13	That discussion, however, is entirely

14	opaque, at least as far as formal board materials are

15	concerned. Defendant Ryan testified at his deposition

16	that full disclosure was made by all these directors

17	at a roundtable discussion where they all went around

18	the table and disclosed their interests.

19	But Ryan subsequently admitted he

20	didn’t disclose the $ 3.2 million executive chair

21	position he had at GeneDx. And the way Defendant Ryan

22	talks about his relationships with Casdin in the

23	course of his deposition testimony doesn’t inspire

24	confidence that he was fulsome in his disclosure of

CHANCERY COURT REPORTERS

23

1	conflicts with Casdin. At 46, lines 9 through 16 of

2	his transcripts, he said he doesn’t recall, quote,

3	disclosing to other board members that I was on

4	another public company board with Eli Casdin, end

5	quote.

6	That doesn’t begin to capture the

7	potential interest that Mr. Ryan has with Mr. Casdin.

8	I think we’ve spent some time on the

9	motion to expedite. On the director independence

10	issue, I think the facts we’ve been able to develop

11	since then only serve to confirm that the proxy is

12	materially misleading with respect to when disclosures

13	were made to the board of the conflicted interests

14	with Casdin.

15	And, in particular, the merger proxy

16	obfuscates whether disclosures were made at the

17	beginning of the process, at the time the transaction

18	committee members were identified as independent for

19	purposes of working on the transaction.

20	And the merger proxy is false and

21	misleading with respect to the disclosures made on

22	October 1 because what the merger proxy says is on

23	October 1, the directors disclosed all of the above

24	interests. And the “above interests” include

CHANCERY COURT REPORTERS

24

1	Mr. Ryan’s executive chair position and compensation

2	at GeneDx. And Defendant Ryan confirmed in his

3	deposition that that hadn’t been disclosed at the

4	October 1 meeting of the board.

5	Unless Your Honor has questions, I’ll

6	pivot to the LRP and Perella Weinberg nondisclosures.

7	THE COURT: That’s fine.

8	ATTORNEY WELSH: So there is a very

9	material misrepresentation in the merger proxy

10	concerning the June 6 LRP. We also believe that the

11	misrepresentation concerning the LRP and the proxy is

12	related to the transaction committee’s formal

13	rejection of the proposed merger with Standard at the

14	end of the 2022 process, and I’ll explain that.

15	The LRP representation in the proxy is

16	twofold.

17	First, the proxy -- I’m sorry.

18	The LRP misrepresented --

19	misrepresentation claim in the proxy is twofold.

20	First, the proxy omits the June 6 LRP,

21	and we think that’s a material omission for two

22	reasons.

23	And Your Honor may or may not recall

24	from the motion to expedite argument, there was a

CHANCERY COURT REPORTERS

25

1	meeting on June 6 of the directors at which BCG and

2	Mr. Taich, I believe, walked through an existing LRP

3	that the company had.

4	And then at a subsequent meeting on

5	July 11, the board walks through a proposed new LRP

6	and contrasts the proposed new LRP to a prior LRP.

7	That prior LRP, the June 6 LRP, is not disclosed in

8	the merger proxy. And we believe it should be

9	disclosed in the merger proxy for two reasons.

10	One, the June 6 -- sorry.

11	The July 11 board minutes talk about

12	that prior LRP as a prior LRP developed by management

13	and approved by the board. That’s literally the

14	language from the July 11 minutes. So we read that to

15	mean the June 6 LRP, the LRP that was discussed at the

16	June 6 meeting, was the company’s operative LRP at the

17	beginning of the 2023 process. And that LRP changed

18	over the course of the process. And we think it’s

19	very important for stockholders to see management and

20	the board’s operative LRP at the very beginning of

21	this process.

22	The second reason why we think that

23	June 6 LRP is material is if you look at the deck that

24	was presented to the transaction committee and to the

CHANCERY COURT REPORTERS

26

1	board in June of this year, there’s a deck prepared by

2	Perella Weinberg where Perella Weinberg walks through,

3	basically, stand-alone scenarios for the company.

4	And it’s clearly Perella Weinberg

5	advising the transaction committee and advising the

6	board on the company’s potential on a stand-alone

7	basis to thrive and get to cash flow breakeven, EBITDA

8	breakeven, and positive net income.

9	And if you look at Slides 7 and 8,

10	this is Exhibit 6 to our motion, Your Honor. And if

11	you look at Slides 7 and 8 of that deck, there are

12	different scenarios modeled by Perella Weinberg of

13	potential revenue forecasts, expense forecasts, EBITDA

14	forecasts, and the like. It’s a grid of different

15	graphs showing the company’s prospects, and those

16	scenarios are all modeled off of and keyed off of the

17	management status quo plan. And the management

18	status quo plan, according to the source and the

19	notation on Slides 7 and 8, is management’s

20	projections, which, again, we take to be the June 6

21	projections.

22	So all of these scenarios that

23	Perella Weinberg is doing to model stand-alone options

24	for the company relative to -- and this is after, by

CHANCERY COURT REPORTERS

27

1	the way, Standard has reached out to the company in

2	April to propose re-engaging in merger discussions.

3	This stand- alone analysis that Perella Weinberg does

4	is keyed off of the company’s June 6 LRP.

5	Slide 11 at Exhibit 6 is where PWP

6	summarizes the significance of this modeling exercise.

7	And what that slide clearly shows is that under none

8	of the circumstances does the company achieve

9	near-term breakeven on cash flow EBITDA or income.

10	What the presentation, which was given

11	to the transaction committee and the board in June,

12	frames up, Your Honor, is what’s called the dilemma in

13	the merger proxy between cutting expenses and getting

14	to cash flow even -- that’s one priority, according to

15	the merger proxy -- versus growing revenue on the

16	other hand.

17	And what Slide 11 shows, if you look

18	at Slide 11 of the proxy -- and you can look at it now

19	or Your Honor can look at it later -- it shows none of

20	the scenarios achieve near-term breakeven. Right?

21	They all have different growth prospects. None of

22	them achieve cash flow breakeven.

23	So the company’s narrative is we’re

24	under an urgent, dire situation. This is

CHANCERY COURT REPORTERS

28

1	Defendant Ryan’s testimony. Defendants make much of

2	this in their opposition to our PI. We’re under an

3	urgent, dire situation to cut cash, and we were trying

4	to slash expenses. And what the LRP shows is really

5	what you’re doing is just suppressing revenue growth

6	by cutting expenses. Right? And the company

7	recognized that, and so there’s this trade-off.

8	Right?

9	And so what PWP then advises -- and

10	this is the second reason why the LRP’s material is --

11	because PWP’s advice, based on the LRP, is also

12	material. And PWP’s advice, based on the LRP, was

13	that the company has at least three years of cash.

14	It’s not burning cash at an alarming rate or a

15	concerning rate.

16	I mean, this is a biopharma company,

17	which by nature burns cash until you get to a level of

18	growth that generates positive cash flow. And the

19	company should be in no hurry to transact, and time is

20	on its side. And it can be deliberative and patient

21	about how it goes about pursuing M&A.

22	So this June deck that Perella

23	Weinberg prepared and presented to the committee and

24	the board shows that based on the June 6 LRPs, there’s

CHANCERY COURT REPORTERS

29

1	a viable path forward for the company and a viable

2	path forward for the company to achieve a higher level

3	of growth than what management ultimately steered the

4	LRPs to in June and August of 2023.

5	So, again, we think, Your Honor, the

6	LRPs approved by the board, management’s LRP, relied

7	on by Perella Weinberg, that June 6 LRP should be

8	disclosed to stockholders. And we think Perella

9	Weinberg’s advice that the company has plenty of

10	runway and can be deliberative and patient about

11	exploring M&A also should be disclosed to

12	stockholders.

13	And I’ll note in the complaint, the

14	public version of the complaint, the only redaction in

15	the public version of the complaint is that advice

16	from Perella Weinberg, that the company can be

17	deliberative and patient about pursuing M&A and has

18	plenty of time.

19	So that, Your Honor, is the LRP claim.

20	And, again, we think that’s clearly material under

21	various management projection case law here.

22	I can turn to irreparable harm/balance

23	of the equities, Your Honor.

24	THE COURT: No.

CHANCERY COURT REPORTERS

30

1	ATTORNEY WELSH: Even the defendants

2	tie back to the likelihood of success on the merits

3	prong.

4	THE COURT: Well, in a disclosure

5	claim, the likelihood of success on the merits

6	necessarily determines irreparable harm. As far as

7	the balance of the equities, you can hold whatever you

8	want to say until I hear from the other side as to the

9	real possibility or not of a loss of the deal in the

10	face of an injunction.

11	ATTORNEY WELSH: Yeah, and I’ll just

12	quickly hit on that, and then I’ll yield the podium to

13	Mr. Davey. This is a disclosure case. We’re not

14	trying to join on process grounds. We’re not looking

15	for a long- term injunction to prevent the deal from

16	closing.

17	We’re seeking a preliminary injunction

18	to either facilitate disclosures or have a near-term

19	evidentiary process of some sort to get to a

20	conclusion as to whether the disclosures are accurate

21	or not.

22	And on the bond, Your Honor, we think

23	for those reasons that a nominal bond is appropriate

24	here.

CHANCERY COURT REPORTERS

31

1	THE COURT: I don’t need to hear the

2	bond issue either.

3	ATTORNEY WELSH: Great. With that,

4	Your Honor, I’ll yield the podium to Mr. Davey.

5	THE COURT: All right. Thank you for

6	your presentation.

7	ATTORNEY WELSH: Thank you,

8	Your Honor.

9	THE COURT: Whenever you’re ready.

10	ATTORNEY DAVEY: Thank you,

11	Your Honor. Good afternoon again, and I certainly

12	want to join Mr. Welsh in thanking you and your clerks

13	for coming to us in New Castle County. We’re always

14	happy to go to Georgetown.

15	But on a morning like this, it was

16	very helpful to have a couple more hours to try to get

17	ready.

18	THE COURT: Well, I would say it’s

19	always a pleasure to come to Wilmington, but it’s too

20	early in the year to start lying today. But it

21	actually is a pleasure to come up and see my

22	colleagues, and I’m happy I could accommodate you.

23	ATTORNEY DAVEY: Well, thank you very

24	much.

CHANCERY COURT REPORTERS

32

1	I’m going to start by continuing to

2	make a couple, probably about four overarching

3	comments before getting into where the disclosures

4	are.

5	I think, as the Court probably has now

6	recognized, this is no longer a narrow proceeding to

7	address what we thought was a narrow claim that

8	Your Honor expedited and thought was on the knife’s

9	edge of colorability; and that is the disclosures

10	regarding the business relationships with Mr. Casdin.

11	We’re now dealing with discovery and

12	new theories that are about something that is far

13	afield from that, and I think in that bucket we have

14	these 2022 process claims. We also have claims about

15	the composition of the board stocks. Right? We’re

16	far afield.

17	THE COURT: I’ve not heard those

18	today, and I think I made it clear that I thought

19	those were probably out of bounds for a hearing. So I

20	appreciate not having them aired.

21	I’ve really heard three fairly narrow

22	claims today. I think that may differ somewhat from

23	the briefing on both sides. But if you would address

24	those, it would be helpful. And I’m happy to have you

CHANCERY COURT REPORTERS

33

1	make whatever overarching comments you want.

2	ATTORNEY DAVEY: Yeah. Well, and I’m

3	happy to hear your articulation of the three claims so

4	I make sure that I understand what they are. And I

5	hit that because I think there are two sort of related

6	issues on this. And one is I think we’re entitled to

7	know at the expedition stage what it is that we’re

8	getting ready to go off and litigate. Right? You put

9	your claims in a complaint. You move to expedite some

10	or all of them. The Court expedites some or all of

11	the ones you need to expedite. You come out of that,

12	and this is the claim we’re moving forward with.

13	THE COURT: Well, the first one I

14	heard was that the proxy and the public statements of

15	the company suggest that Mr. Casdin recused himself

16	from the entire 2022 process when the evidence of

17	record indicates otherwise and that that’s a material

18	misdisclosure, false disclosure. That’s number one.

19	Maybe you can respond to that.

20	ATTORNEY DAVEY: Yes, certainly. And

21	I think this ties in nicely to one of the overarching

22	comments, because where the evidence for that claim --

23	there’s no assertion that Mr. Casdin did not recuse

24	himself from the consideration of this merger, the

CHANCERY COURT REPORTERS

34

1	merger that we’re here discussing. Right?

2	THE COURT: I understand.

3	ATTORNEY DAVEY: It’s all about the

4	2022 potential merger for which there was no

5	indication of interest; there was no proposal.

6	THE COURT: So, in your view, even if

7	the disclosures in the proxy are untrue concerning

8	Mr. Casdin’s recusal from the 2022 process, it is not

9	material because that process did not lead to a

10	merger; is that what you’re telling me?

11	ATTORNEY DAVEY: I’m saying that the

12	level of disclosure that has been made about the 2022

13	process is entirely appropriate in light of the fact

14	that it is a different transaction.

15	THE COURT: I understand that. I

16	understand that argument. I think that there is

17	rather limited disclosure that needs to be made with

18	respect to the 2022 process, but what has been

19	suggested now is that there is a materially false

20	representation that is being touted by the company to

21	convince stockholders to vote for the merger.

22	ATTORNEY DAVEY: And I understand the

23	position. I think it fails primarily for one reason.

24	And despite whatever plaintiffs may say, despite the

CHANCERY COURT REPORTERS

35

1	affidavit, it’s not uncontested. It is very much

2	contested.

3	I know we were faulted for not taking

4	Mr. Smythe’s deposition. On September 26, we asked

5	for Mr. Gold’s deposition. And what we were told was,

6	no, you can’t have it. We weren’t told, oh, by the

7	way, we’re working on a 45-paragraph affidavit from

8	Mr. Smythe; we’ll make him available.

9	We found out about the Smythe

10	affidavit at 1:00 a.m. on Friday morning when we, at

11	that point, had a brief due on New Year’s Eve. Right?

12	The notion that we were going to go take his

13	deposition is a little bit silly, nor did we need to

14	in order to demonstrate that it was entirely

15	unreliable.

16	And I think this is a critical fact

17	because it goes not just to the reliability of the

18	recusal. But the whole theory here is that there was

19	a vote, and that vote happened in November.

20	And then he was told by Mr. Cox that

21	Mr. Cox was going to become the executive chairman,

22	and he was essentially being demoted to CEO in name

23	only. That’s the theory.

24	And I don’t know if you have the

CHANCERY COURT REPORTERS

36

1	Smythe affidavit in front of you?

2	THE COURT: I do not, unfortunately.

3	ATTORNEY DAVEY: I actually brought a

4	copy because I know we had buried you in stuff, so I

5	wanted to make sure that you would have it available.

6	THE COURT: I’ve seen it, but I don’t

7	have it on the bench.

8	ATTORNEY DAVEY: You guys have them;

9	right?

10	And this goes to a point --

11	Your Honor, when I came to Delaware a long time ago as

12	a young lawyer, I had a senior lawyer tell me --

13	THE COURT: You’re still a young

14	lawyer.

15	ATTORNEY DAVEY: Oh, I appreciate

16	that.

17	I had a senior lawyer tell me that

18	citing the record is sometimes -- it’s like the second

19	baseman turning, too. You don’t actually have to

20	touch second base, but you’ve got to sort of be in the

21	vicinity.

22	And I think what we’ve got going on

23	with the Smythe affidavit is that plaintiffs aren’t --

24	they’re not even in the infield. Right? If you stick

CHANCERY COURT REPORTERS

37

1	with that analogy. Right? Let’s look at how the

2	Smythe affidavit is laid out. You have paragraph 29,

3	which is at page --

4	THE COURT: I have it.

5	ATTORNEY DAVEY: -- 13. And this is

6	the November meeting. And in the November meeting,

7	there’s -- there is a vote-down -- I’m sorry, the

8	vote-down is in paragraph 27.

9	29 is the next day. Mr. Smythe then

10	goes to tell Casdin, and Casdin reacts angrily. And

11	then we have a couple paragraphs that are purportedly

12	about retaliatory conduct. Right?

13	And then we get to 33. And 33 says,

14	“In late Fall 2022, [] Cox met with me and told me

15	that while I ‘was not being fired,’ the Board had

16	decided that I should no longer continue as CEO, and

17	that he would become [the] [] ‘Executive

18	Chair[man]’ ....”

19	Right? He would become the executive

20	chairman.

21	Now, I think probably based on the

22	assumption that people think events are presented

23	chronologically, you might think that this went boom,

24	boom, boom, right? The order of operations is the

CHANCERY COURT REPORTERS

38

1	vote-down, Casdin gets angry; he’s removed. Right?

2	But if you look in 33, it’s a little

3	interesting, right? Because you get this hint that he

4	says in the third sentence, it says, “At this time, in

5	addition to continuing to consider the Standard

6	deal ...,” right? “[I]n addition to considering the

7	Standard deal ....”

8	So the deal is still alive. The vote

9	hasn’t happened. That’s what his affidavit says,

10	right?

11	Now, then you go to what plaintiffs do

12	with it. In their opening brief, citing that

13	paragraph, they say that two months after the

14	vote-down, he was removed. That’s what they said,

15	paragraph 33. If you go to paragraph 33, it doesn’t

16	say it was after the vote-down. And it certainly

17	doesn’t say anything about two months. But they’re

18	like reaching in from the warning track to get to

19	second base in order to keep this claim alive.

20	And you don’t need to take my word for

21	it when all this happened. We put in an exhibit this

22	morning. I believe it’s Exhibit JJ. And that’s an

23	8-K that the company issued on October 18, 2023, that

24	stated that Mr. Cox, the previous day, had become the

CHANCERY COURT REPORTERS

39

1	executive chairman.

2	So this conversation telling him that

3	Mr. Cox would become the executive chairman, that

4	happened in October before the vote-down. The whole

5	thing sort of devolves on itself, and then going and

6	sort of taking his word for the recusal seems silly.

7	Also, I’ll point out the other key

8	chronological order -- it’s not really chronological.

9	The thrust of this is that I was removed because I

10	disagreed.

11	And, in fact, we’ve heard today the

12	company violated the securities regs because they

13	didn’t note that he actually resigned because of a

14	disagreement.

15	But that 8-K, it was issued by the

16	company and Dr. Smythe. And in it, Dr. Smythe stated

17	that he was leaving to pursue other opportunities.

18	Dr. Smythe and his counsel reviewed the 8-K before it

19	was filed. If it was not true at the time, certainly

20	he would not have lied about it.

21	What we’ve got going on is just

22	revisionist history. I don’t think we can begin to

23	take their word for it. And I don’t think they get

24	into or are entitled to rely on the authorities about

CHANCERY COURT REPORTERS

40

1	an uncontested affidavit: one, under the conditions

2	in which this case was litigated; and, two, when it is

3	demonstrably an unreliable affidavit. So that’s where

4	it would be with the Eli Casdin recusal issue.

5	THE COURT: What does the proxy -- and

6	when I use that term, I’m including the revisions --

7	what does the proxy tell stockholders about Casdin’s

8	recusal?

9	ATTORNEY DAVEY: Well, I think that

10	they have put in front of Your Honor the relevant

11	paragraphs. Right? And they’ve highlighted each of

12	them. I believe -- I believe if we look at -- sorry.

13	And what they say is that he recused himself with

14	respect to this merger. Right? And there’s -- again,

15	there’s no evidence in the record whatsoever --

16	THE COURT: Which one?

17	ATTORNEY DAVEY: So I think that

18	the -- I’m looking at their excerpts, Your Honor. So

19	on the first page, it says December 1, 2023. So that

20	would have been from the definitive. And they’ve got

21	the page 2.

22	THE COURT: Page 2. Okay.

23	ATTORNEY DAVEY: And it says -- you

24	see right there in the middle of the paragraph “with

CHANCERY COURT REPORTERS

41

1	respect [to] this Merger ...,” right.

2	THE COURT: Okay.

3	ATTORNEY DAVEY: And you go down to

4	the next one “with respect to [this] Merger ....”

5	THE COURT: Got it.

6	ATTORNEY DAVEY: And then the next

7	page it says that he served on the transaction

8	committee but secured -- and until SomaLogic received

9	the June 16 proposal.

10	And then you go to the next one. The

11	only one is the one on page 12 with respect to the

12	prior transaction. Right? And there, we’re back into

13	the issues with respect to the Smythe affidavit.

14	THE COURT: All right.

15	ATTORNEY DAVEY: I mean, I do think

16	that we’re suffering from this situation, the evolving

17	claims, is that they have gone into full

18	pizza principle mode, which is they understand that it

19	takes more time to clean it off the wall than it does

20	to throw it up there.

21	And in addition, they believe that if

22	they can get one little piece of pizza left on the

23	wall at the end of the day, you’re going to give them

24	what they want, which is essentially more time to work

CHANCERY COURT REPORTERS

42

1	to gather votes against this merger.

2	And I think we’ve just been trying to

3	clean the pizza off the wall as best we can, but the

4	claims have been consistently changing. So that was

5	the first one Your Honor wanted to focus on.

6	I understood and thought the second

7	one was really the core issue here, which was the

8	relationships, the business relationships between the

9	directors and Casdin. And I’ll turn to that now, if

10	you’d like me to.

11	THE COURT: That’s fine. That’s also

12	my understanding of what the core of the --

13	ATTORNEY DAVEY: Right. And so, look,

14	again, this is -- back to the pizza principle, they

15	put claims in their complaint, and they’ve moved to

16	expedite. We’ve said, all right, let’s moot this out

17	and let’s get on with our holidays and get on with

18	this transaction.

19	And then we received their reply to

20	the motion to expedite that included additional

21	minutia, right, that they had pulled from the public

22	filings. And they asked that we disclose that as

23	well.

24	Now, look, they’re pulling it from the

CHANCERY COURT REPORTERS

43

1	public filings, right? They could have included those

2	details in their complaint or their motion to expedite

3	because the proxy had been out there since the middle

4	of November. But they pulled this from the filings

5	because, I think, more pizza on the wall.

6	But we went and we revised the

7	supplemental disclosures before we issued them the

8	same day as the hearing, and we included some of the

9	minutia that they asked for.

10	Right. And so what you get in the

11	supplemental disclosures that were issued on

12	December 28, we reproduced those on 36, pages 36 to 38

13	of our brief. And they’re very thorough disclosures.

14	I think much of the stuff that is disclosed is not

15	material. I mean, it includes that Kathy Hibbs is the

16	chief administrative officer of 23andMe, a company

17	which Casdin Capital at one point had a 1.3 percent

18	investment. And now they want additional disclosure

19	about that position. That’s what they want now, is

20	additional disclosure about that position.

21	They go so far as to suggest that, as

22	a matter of Delaware law, that relationship renders

23	her beholden to Mr. Casdin. So an officer of a

24	corporation is beholden to a 1.3 percent stockholder.

CHANCERY COURT REPORTERS

44

1	Right?

2	But I think that gives you an example

3	of where they are, right, is that they are out in

4	outer field; they’re stretching towards second base;

5	and they’re throwing pizza at the wall. But it just

6	doesn’t stick.

7	And so now the disclosure is just more

8	details, more details. We want more details. They

9	haven’t shown that any of the additional minutia --

10	they haven’t shown a case that would say, yes, you

11	also have to disclose that. Yes, you also have to

12	disclose that. That’s their burden. They haven’t

13	done it. Those claims are moot.

14	Now, what they’ve done is they’ve sort

15	of tacked on to that these -- some are disclosure

16	claims, and some aren’t claims. But they concern what

17	the board knew and the conclusions the board reached

18	about independence. They start with what is not

19	really a disclosure claim, but it seems like a

20	criticism of the process. And that is that the board

21	didn’t consider or wasn’t aware of the various

22	relationships when the new directors joined the board.

23	There’s not some disclosure that they’re attacking on

24	that. But I’ll point out that they’re wrong.

CHANCERY COURT REPORTERS

45

1	Mr. Ryan basically said, look, we were

2	all coming in from the life sciences area. People

3	understood that. People understood there were

4	preexisting relationships.

5	And if you go and you look at the

6	proxy that was signed by all the directors for the

7	annual meeting that was held in April of 2023, which

8	we submitted today as Exhibit KK, they make disclosure

9	about the relevant relationships.

10	They say, for instance, that Mr. Ryan

11	is the chairman -- is the executive chairman of

12	GeneDx. Now, we thought because that was never

13	disclosed -- it’s right there. Right? They were

14	aware of it. They signed it. It says that he was the

15	chairman of GeneDx.

16	It also says that Mr. Casdin was on

17	the nominating and compensation committee of GeneDx.

18	These relationships were out there. They were

19	disclosed. People knew about them. And plus that’s

20	not a disclosure claim. It’s just a criticism of the

21	transaction.

22	The next point they jump to is the

23	statement in the proxy that around the time that the

24	June 16 proposal came in and that they complained that

CHANCERY COURT REPORTERS

46

1	the proxy discloses that at that time, the SomaLogic

2	board believed that the members of the SomaLogic

3	transaction committee did not have any relationships

4	that would represent a conflict of interest with

5	respect to a potential transaction with Standard.

6	Now, as an initial matter, the Court

7	routinely rejects disclosure claims targeted at

8	subjective beliefs. That’s in the In re: Mony Group.

9	So this isn’t a claim, but what they try to do is

10	convert it into a claim because they assert that

11	people didn’t know or there wasn’t some formal

12	disclosure of the claims.

13	But, again, Ryan’s testimony said,

14	look, we were all generally aware of this; we knew

15	about this. And you know they knew about it because

16	you can go back to that April proxy for the annual

17	meeting where this is disclosed.

18	And so, finally, we get to the last of

19	that sort of type of disclosure, and it concerns the

20	board’s consideration of the business relationships

21	during the October 1 board meeting. And, look, we’ve

22	been litigating that this -- this claim has been in

23	there from the beginning. And somewhat frustratingly,

24	for a long time, they just complained the board never

CHANCERY COURT REPORTERS

47

1	considered it. Well, it’s in the minutes.

2	And Mr. Ryan pointed that out, that it

3	was in the minutes. And then he said -- explained, we

4	went around the room and we explained what our

5	business relationships are.

6	So what is the claim now? The claim

7	is that -- here’s what the proxy says: “([T]he

8	‘SomaLogic Board’) was aware of the business

9	relationships between members of the SomaLogic Board,

10	Casdin Capital ... and Eli Casdin, which the SomaLogic

11	Board did not consider to represent [the] conflict of

12	interest with respect to the [] Merger ...,

13	includ[ing] the following ....” And then it

14	identifies all of these various relationships.

15	And the claim is that this is

16	misleading because Ryan did not disclose the specifics

17	of his compensation as reported in that, like as

18	they’re described in that. But the business

19	relationships were disclosed. There’s no question

20	about it.

21	And his testimony establishes that

22	everybody was aware of the position beforehand. So it

23	really just comes down to the compensation. The

24	compensation was standard. This isn’t the business

CHANCERY COURT REPORTERS

48

1	relationship. This is a detail of the business

2	relationship that they haven’t been able to

3	demonstrate is material.

4	In any event, it has now been

5	disclosed to stockholders, and stockholders can make a

6	determination about it.

7	So that’s all I have on the director

8	claims. If you think I’ve missed something, I’ll try

9	to swing back to it.

10	THE COURT: No. I think you hit it.

11	ATTORNEY DAVEY: Then the LRP claim.

12	Plaintiffs are seeking a conclusion that they’ve

13	reached based on their review of the June 16

14	provision. And their reading sort of twists beyond

15	recognition what that presentation says. They want

16	the company to tell the stockholders that Perella

17	advised the transaction committee and board that

18	SomaLogic was well-positioned to continue operating as

19	a stand-alone basis.

20	That’s not what the presentation said

21	in total, and it also requires accepting plaintiffs’

22	flawed premise that the outcome of that was that the

23	board just rushed off and completed a transaction.

24	Neither of those things are true.

CHANCERY COURT REPORTERS

49

1	On the timing point, the company was

2	deliberative. Right, they got a proposal on June 16.

3	They didn’t go back with a counterproposal until

4	August 11.

5	And during that time, they reached out

6	to 16 counterparties and met many times with their

7	financial advisor to kick the tires both on the

8	long-range plan and on to the proposal.

9	THE COURT: When they got a lowball

10	offer, they were willing to walk away.

11	ATTORNEY DAVEY: And when they got a

12	lowball offer, they walked away, twice. So it doesn’t

13	support their narrative.

14	But what they’re asking the company to

15	disclose, you’ve got to go out with a summary. We

16	can’t disclose all 18 points that are in that

17	slide deck. It wouldn’t give a fair representation.

18	And what Mr. Ryan testified to was

19	that when the board heard that, they all agreed that

20	the one thing the company couldn’t do was stand still

21	in the market. The company had to do something. They

22	had to revise their long-range plan. They had to

23	consider whether they could revise it to a point where

24	they could be a stand-alone company, and they had to

CHANCERY COURT REPORTERS

50

1	consider strategic alternatives. And that’s what they

2	did. Right?

3	That sort of defeats the second part

4	of their claim, which is that we should have to

5	disclose the long-range plan from the 6th as if it

6	was, like, the be-all and end-all, final product. It

7	wasn’t. The July 11 one was.

8	And, in any event, there is a

9	narrative description of the June 6 proposal in the

10	supplemental disclosures that we made in response to

11	this claim in the first instance, which was, okay,

12	fine, here’s a description of it. It tells how it

13	changed from June 6 to July 11, and then the

14	stockholders also have the entire July 11 plan as

15	summarized and typical in these documents. We just

16	don’t think there’s anything on the LRP claim that is

17	worthy of further disclosure.

18	Any other claims that you’d like to

19	hear me talk about?

20	THE COURT: No, not claims. If you

21	want to say anything on the balance of the equities

22	and whether there is any risk to the company of losing

23	the merger if there is an injunction.

24	ATTORNEY DAVEY: Well, let me start

CHANCERY COURT REPORTERS

51

1	with this. All right. There is a very active proxy

2	contest going on. The company put out a statement.

3	Madryn put out a statement. Madryn has published

4	their complaint. Madryn is making all the arguments

5	that plaintiffs have made here. Right?

6	There is no -- like, the Smythe -- you

7	asked a question earlier about, well, isn’t that just

8	Smythe’s legal theories? Right? Aren’t you asking

9	for that?

10	And the reality is that Smythe’s legal

11	theories, Smythe’s sort of perspective on this has

12	been disclosed. It was quoted by Madryn, and it was

13	read to Your Honor at the motion to expedite.

14	Smythe’s out there. Right? The stockholders are not

15	missing any information. Right?

16	And to the equities point, look, there

17	is not another deal out there. The directors think

18	this is the best deal. Time is the enemy of all

19	deals. That’s always true. We don’t need, like --

20	there’s no reason to further delay this. We can have

21	the meeting. This meeting was set under ordinary

22	circumstances between 30 and 35 days from going

23	effective. We’re required under the merger to have it

24	within 45 days.

CHANCERY COURT REPORTERS

52

1	So, yeah, there’s risk. And it’s

2	not -- it’s risk, just the ordinary risk that drives

3	companies to want to close deals.

4	THE COURT: What is the timing of

5	tomorrow’s meeting? And what is the end time for

6	submission of votes at the meeting?

7	ATTORNEY DAVEY: Your Honor, I would

8	imagine that it starts early tomorrow morning, like

9	8:30 or 9:00. I don’t know for a fact. I don’t know

10	when the polls close. I know that the company retains

11	the power to adjourn the meeting.

12	So at a minimum, regardless of what

13	Your Honor does, the meeting will probably be convened

14	tomorrow and adjourned. But, obviously, what they’d

15	like --

16	THE COURT: You’ve presented a lot of

17	information. I want to give as thorough a decision as

18	I can.

19	I want to know when I have to render a

20	decision and after which point mischief will accrue if

21	I haven’t. That’s what I’m looking for.

22	ATTORNEY DAVEY: So the meeting begins

23	at 10:00 a.m. Mountain Time, so 12:00 p.m. Georgetown

24	time.

CHANCERY COURT REPORTERS

53

1	THE COURT: Okay. So if I reconvened

2	us by phone and rendered a bench decision first thing

3	in the morning, that would not disrupt the meeting

4	unless I enjoin it, in which case it doesn’t matter?

5	ATTORNEY DAVEY: I should be clear.

6	To be very clear, we would ask that you -- if you were

7	going to enjoin, that you enjoin the stockholder vote

8	and not the meeting.

9	THE COURT: Okay. That was a

10	sloppiness on my part. I understand that. But the

11	timing is I could reconvene us by phone at 9:00

12	without disrupting the process?

13	ATTORNEY DAVEY: Yes, Your Honor.

14	THE COURT: Okay. Anything else you

15	want to tell me?

16	ATTORNEY DAVEY: No, Your Honor.

17	THE COURT: Thank you. That was

18	helpful.

19	Anyone else from the bride’s side?

20	Mr. DiCamillo?

21	ATTORNEY DiCAMILLO: I appreciate the

22	opportunity, Your Honor, but nothing further from me.

23	THE COURT: All right. Thank you.

24	I’ll be happy to hear any rebuttal.

CHANCERY COURT REPORTERS

54

1	ATTORNEY WELSH: If I may, Your Honor.

2	I’ll try and keep it brief.

3	THE COURT: Take your time.

4	ATTORNEY WELSH: Your Honor, I believe

5	that Mr. Davey responded to Your Honor’s question

6	focused on the Casdin recusal disclosures on a twofold

7	basis.

8	One, that the proxy, as I understood

9	Mr. Davey’s argument -- and I may have misunderstood,

10	and I apologize if I did -- that the proxy may not be

11	misleading because it might be referring only to this

12	transaction and the March 23 forward process.

13	I think, again, if you look at the

14	page 10/page 12 excerpts that we’ve provided to

15	Your Honor and to the Court, it is clearly referring

16	to the 2021 to 2022 period in the first instance and

17	2022 period in the second instance. And it does say

18	in each case during this period, so it’s clearly tying

19	to this --

20	THE COURT: No. And I think, to be

21	fair to Mr. Davey, he did point that out. He said the

22	first ones are this merger, the first couple of

23	references.

24	And then with respect to the latter,

CHANCERY COURT REPORTERS

55

1	his argument was, I can’t rely on the Smythe affidavit

2	because it’s not reliable.

3	ATTORNEY WELSH: Got it. I appreciate

4	that, Your Honor. That’s probably why I was

5	tentative. I wasn’t quite clear on that.

6	THE COURT: That’s my understanding,

7	in any event.

8	ATTORNEY WELSH: That makes sense,

9	Your Honor. And if that’s the reading, I agree with

10	that reading, of the proxy.

11	THE COURT: If I’ve misstated your

12	position, tell me now.

13	ATTORNEY DAVEY: I think you’ve said

14	it accurately, probably better than I did.

15	THE COURT: I doubt that.

16	In any event, go ahead.

17	ATTORNEY WELSH: On the Smythe

18	affidavit, Your Honor, I guess I’d say a couple

19	things.

20	One, this discussion was framed in

21	terms of the pizza principle and the evolving claims.

22	I like the pizza principle analogy. I’ve always liked

23	that.

24	I think that was a Vice

CHANCERY COURT REPORTERS

56

1	Chancellor/Chancellor Strine about discovery disputes,

2	and I’ve used that in my briefings.

3	THE COURT: I’m forced to point out

4	that if you had my dogs, you wouldn’t think that it

5	was harder to clean up pizza than throw it at the

6	wall.

7	ATTORNEY WELSH: We all need a couple

8	of those dogs.

9	In terms of the evolving claims,

10	Your Honor, I won’t dwell on that. I mean, I’ve cited

11	a bunch of paragraphs from the complaint.

12	THE COURT: You don’t need to worry

13	about that.

14	ATTORNEY WELSH: That’s been the hard

15	core of our case from day one.

16	On Mr. Davey’s presentation at

17	paragraph 33, I think what that boils down to is a

18	question or a debate around whether the vote happened

19	in November or maybe earlier, October.

20	And in fairness to Mr. Smythe, again,

21	I think I mentioned before he did this a very short

22	time over the holidays while he was on vacation with

23	his family, had no documents at all. He told us all

24	of his emails and everything had been wiped when he

CHANCERY COURT REPORTERS

57

1	left the firm.

2	THE COURT: It must have been

3	bittersweet hearing him complain about how his holiday

4	is being impinged upon to this group.

5	ATTORNEY WELSH: He was very patient

6	with us.

7	But even with that, Your Honor,

8	paragraph 25 of the Smythe affidavit says, “In or

9	around November [of] 2022 ... [they] held a formal

10	vote ....”

11	So it’s not clearly pinned to

12	November. The proxy does say the process terminated

13	in November, so that certainly seemed to us credible.

14	But, again, Mr. Smythe was going off of just his pure

15	recollection with no assistance.

16	The other key point there is -- and

17	Mr. Davey talked about depositions, and we agree, it

18	would have been hard to take Smythe’s deposition. We

19	did tell Smythe, you’re probably going to be deposed.

20	And certainly he would have made himself available,

21	but it was certainly a very compressed time frame. We

22	don’t disagree with that.

23	But I’d just note, Your Honor, that

24	they could have done other things like put in

CHANCERY COURT REPORTERS

58

1	affidavits from Cox, Post, Willis, Meisel, even

2	Casdin.

3	I think we would have complained

4	volubly if they put in Casdin because we wanted to

5	depose him and they wouldn’t make Casdin available.

6	The point is they could have provided

7	minutes or agendas or whatever to show who was

8	attending. None of that’s been provided. So I think

9	Smythe’s affidavit is fairly unrebutted and should

10	stand on its face.

11	On that basis, I think, Your Honor,

12	the Casdin recusal representation is clearly false and

13	misleading in material respects for the reasons I’ve

14	already covered.

15	On the director independence claim,

16	I’ll just touch on that very quickly. I mean,

17	Hibbs -- again, Hibbs is marginal. Hibbs is a tougher

18	argument than the other three, but she’s one of the

19	four March 28 directors. And one of the transaction

20	committee is not a majority -- I’m sorry. One of the

21	transaction committee members is not a majority of the

22	transaction committee members.

23	THE COURT: Mr. Davey alleges that

24	this is not a disclosure claim. I assume you’re

CHANCERY COURT REPORTERS

59

1	making it as a disclosure claim, but it’s a little

2	hard to see what the disclosure did say.

3	ATTORNEY WELSH: Well, so two things

4	on that.

5	One -- and I’m tentative again, trying

6	to keep track of all the moving parts in this whole

7	situation, but I believe I heard Mr. Davey say that

8	there’s no disclosure on this precise issue. And we

9	disagree with that.

10	I mean, there is a disclosure that

11	Mr. -- that tracks Mr. Davey’s discussion of the

12	October 1st board meeting in the background of the

13	merger, right, which says that they disclosed the

14	conflicts above, which did not include the GeneDx one,

15	for example.

16	But there’s another disclosure in the

17	proxy that we contend is materially false and

18	misleading. It was materially false and misleading in

19	the original proxy. It remains in the current form of

20	the proxy, and it’s on page 99 of the proxy. And it

21	refers to the sale process. Right? And what it says

22	is -- and I emphasize that because I think it fairly

23	encompasses the whole period of time we’re talking

24	about here, at least from March to October, not just

CHANCERY COURT REPORTERS

60

1	the signing or agreement to do the merger. It

2	encompasses the process.

3	And the sale process disclosure says,

4	“Although there were certain existing relationships

5	between members of the SomaLogic Board and

6	Mr. Casdin ... the SomaLogic Board did not consider

7	any of those relationships to represent a conflict of

8	interest with respect to the Merger.”

9	We would contend, Your Honor, that’s

10	materially misleading. It’s intended to be materially

11	misleading as to when did the SomaLogic board consider

12	any of those relationships to represent a conflict of

13	interest.

14	We think that only occurred in

15	October, and that’s meant to mislead stockholders into

16	thinking it happened on the front end, and the

17	independent directors who were represented to be

18	independent for purposes of overseeing and negotiating

19	this transaction made full disclosure at the beginning

20	of the process versus the very end right before they

21	signed the merger. So there is a disclosure right on

22	point that we think is materially misleading.

23	I mean, the disclosures in the 14A, I

24	mean, the idea that biographical information of the

CHANCERY COURT REPORTERS

61

1	various companies where people have served in a 14A

2	suffices for full disclosure by fiduciaries in the

3	context of board deliberations I think would run

4	contrary to substantial Delaware precedent,

5	Your Honor.

6	These directors --

7	THE COURT: I’m sorry. You lost me.

8	Make that point again.

9	ATTORNEY WELSH: I’m sorry. The

10	biographical information, which in Mr. Ryan’s case,

11	like the third from the bottom line, after a long

12	description of the various companies, mentions GeneDx.

13	He was an executive chair of GeneDx. It doesn’t say

14	Casdin owned 13.9 percent of GeneDx. It doesn’t say

15	Casdin contemporaneously served on the comp committee

16	or the nominating and governance committee at the time

17	that Mr. Ryan was on -- the executive chairman. It

18	doesn’t say anything about his comp.

19	So the idea that that substitutes for

20	full transparent disclosure by one director to other

21	directors in the context of a board process I think

22	doesn’t fly.

23	Just checking my notes, Your Honor, to

24	see if I’ve forgotten anything. I apologize.

CHANCERY COURT REPORTERS

62

1	I think that’s it. With that,

2	Your Honor, I’ll sit down. Thank you very much,

3	Your Honor.

4	THE COURT: All right. We went a

5	little bit afield. I’ll give you another chance,

6	Mr. Davey, if you want it.

7	ATTORNEY DAVEY: I’m going to decline

8	the chance, but I appreciate the opportunity.

9	THE COURT: All right. Thank you.

10	Counsel, I’ve said it before in this

11	matter, and I’ll repeat it: I am somewhat awed by

12	your ability to produce high-quality briefing on such

13	a short time frame, included in which were a number of

14	holidays. And I very much appreciate it. I’m deeply

15	grateful for your ability to clarify things for me in

16	the way you have.

17	I know there are many people who are

18	not here who had a material part in that and who

19	sacrificed over the last two weeks. If you would

20	convey to them my thanks, I would appreciate it.

21	What I’m planning to do is convene us

22	at 9:00 on the phone with a court reporter, and I’ll

23	give you a bench decision at that time.

24	I would rather do it now, but I don’t

CHANCERY COURT REPORTERS

63

1	think I can do it justice without reviewing what has

2	been presented here today, as well as the briefing,

3	which I’ve had a chance to review closely.

4	Anything else we can do before we

5	break?

6	ATTORNEY DAVEY: No, Your Honor.

7	ATTORNEY WELSH: Nothing from the

8	plaintiffs, Your Honor. Thank you, Your Honor.

9	THE COURT: Thank you. Happy new

10	year. And I’ll talk to you in the morning.

11	(Proceedings concluded at 2:17 p.m.)

12	- - -

13

14

15

16

17

18

19

20

21

22

23

24

CHANCERY COURT REPORTERS

64

1	CERTIFICATE

2

3	I, DOUGLAS J. ZWEIZIG, Official Court

4	Reporter for the Court of Chancery of the State of

5	Delaware, Registered Diplomate Reporter, Certified

6	Realtime Reporter, do hereby certify the foregoing

7	pages numbered 3 through 63, contain a true and

8	correct transcription of the proceedings as

9	stenographically reported by me at the hearing before

10	the Vice Chancellor of the State of Delaware, on the

11	date therein indicated.

12	IN WITNESS WHEREOF, I have hereunto

13	set my hand at Wilmington this 3rd day of January,

14	2024.

15

16

17

18	/s/ Douglas J. Zweizig
----------------------------------------
19	Douglas J. Zweizig
Official Court Reporter
20	Registered Diplomate Reporter
Certified Realtime Reporter
21

22

23

24

CHANCERY COURT REPORTERS